IMPAIRMENT TESTING	12 Months Ended
Dec. 31, 2020
IMPAIRMENT TESTING
IMPAIRMENT TESTING

NOTE 8 – IMPAIRMENT TESTING

As of 31 December 2020, Management tested the carrying amount of its fleet for impairment within CGUs, being the Main Fleet and the two Handysize vessels. Each CGU sits within a single reportable segment - the Tanker Segment - and comprises the following groups of vessels:

Main Fleet: Comprising TORM's LR1/LR2 and MR vessels, the Main Fleet is operated collectively as a combined internal pool, employed principally in the spot market and actively managed to meet the needs of our customers in that market, particularly regarding the location of vessels meeting required specifications. All vessels in the Main Fleet are able to handle multiple sizes of refined oil cargoes and sail all seas and oceans, over both shorter and long distances. Given the technical specifications and capacity of vessels, the Main Fleet is relatively homogenous with a very high degree of interoperability.

Handysize: Comprising two product tankers with a cargo carrying capacity of 35,000-37,000 dwt, these smaller vessels are typically used in shorter and coastal trade routes, including for transportation of various clean petroleum products within Europe and in the Mediterranean.

As of 31 December 2019, Management performed an impairment test of the recoverable amount of significant assets within a single cash-generating unit — the Tanker Segment. Management decided to split out the Handysize vessels into separate CGUs because the cash inflows generated by these vessels are now determined to be independent of the Main Fleet, which is predominantly deployed in the global spot market.

In both years, the recoverable amount of the CGUs was based on their value in use. The results of impairment testing are summarized as follows:

			Reversals of
	Impairment losses		impairment losses		Discount rate		Recoverable amount
	2020	2019	2020	2019	2020	2019	2020	2019
CGU	USDm	USDm	USDm	USDm	%	%	USDm	USDm
Main Fleet	—	—			7.0		1,717
Handysize	5.5	—			7.0		27
Total	5.5	Nil	—	120		7.5	1,744	1,883

Based on this review, Management concluded that as of 31 December 2020

•	Assets within the Main Fleet were not impaired as the value in use was in line with the carrying amount
•	The two Handy vessels were impaired with USD 5.5m in total as the calculated value in use was lower than the carrying amount on a vessel by vessel basis

Since there is no headroom between the value in use and carrying value of the Main Fleet, the impairment test is therefore sensitive to reasonably possible changes in key assumptions. These sensitivities are set out on the next page.

As of 31 December 2019, the value in use exceeded the carrying amount and Management concluded that the impairment test provided the basis for a full reversal of the USD 185m impairment charge recorded in 2016, after excluding the portion of the 2016 charge that related to goodwill and vessels that have been subsequently sold. The impairment reversal has also been capped at USD 120m to ensure that the carrying value of the Tanker Segment does not exceed the carrying value that would have arisen, if the 2016 impairment charge had not been recorded. The reversal has arisen primarily due to improvements in prevailing freight rates and a reduction in discount rate.

KEY ASSUMPTIONS USED IN THE DETERMINATION OF VALUE IN USE

The assessment of the value in use of each CGU was based on the net present value of the expected future cash flows. The freight rate estimates in the period 2021‑2023 are based on the Company’s business plans. Beyond 2023, the freight rates are based on TORM’s 10‑year historical average rates, adjusted for expected inflation of 2%. The Company believes that the approach used for long-term rates appropriately reflects the cyclical nature of the shipping industry and is the most reliable estimate for periods beyond those included in its three-year business plan.

The Company's business plans for 2021-2023 and beyond also include the anticipated benefit arising from the installation of scrubbers on certain of the Group's vessels (the "scrubber premium"), based on current market differentials between the cost of heavy and low sulphur fuel oil.

The discount rate used in the value in use calculation is based on a Weighted Average Cost of Capital (WACC) of 7.0% as of 31 December 2020 (2019: 7.5%, 2018: 8.3)%. WACC is calculated by using a standard WACC model in which cost of equity, cost of debt and capital structure are the key parameters.

As of 31 December 2020, the 10-year historical average spot freight rates used in the value in use calculation are as follows:

•	LR2: USD/day 18,884 (2019: USD/day 17,986, 2018: USD/day 18,003)
•	LR1: USD/day 17,443 (2019: USD/day 17,060, 2018: USD/day 16,907)
•	MR: USD/day 16,076 (2019: USD/day 15,802, 2018: USD/day 15,349)
•	Handysize: USD/day 13,435 (2019: USD/day 13,601, 2018: USD/day 13,968)

Operating expenses and administrative expenses are estimated based on TORM’s business plans for the period 2021‑2023. Beyond 2023, operating expenses are adjusted for 2% inflation (2019: 2)% and administrative expenses are adjusted for 2% inflation (2019: 2)%.

The product tankers are expected to generate normal income for 25 years from delivery from the shipyard. Given the current age profile of the tanker fleet, the average remaining life would be approximately 15 years (2019: approximately 15 years).

Since there is no headroom between the value in use and carrying value, the impairment test is sensitive to reasonably possible changes in the key assumptions, which may result in future impairments. These are related to the future development in freight rates, the WACC applied as discounting factor in the calculations, the development in operating expenses. All other things being equal, the sensitivities to the value in use have been assessed as follows:

•

An increase/decrease in the tanker freight rates of USD/day 1,000 would result in an increase/decrease in the value in use of USD 248m and USD 6m for the Main Fleet and the two Handy vessels respectively.

•

A decrease in WACC of 1.0% would result in an increase in the value in use of USD 140m and USD 2m for the Main Fleet and the two Handy vessels respectively. An increase in WACC of 1% would result in a decrease in the value in use of USD 124m and USD 2m for the Main Fleet and the two Handy vessels respectively.

•	An increase/decrease in operating expenses of 10.0% would result in a decrease/increase in the value in use of USD 175m and USD 4m for the Main Fleet and the two Handy vessels respectively.

As outlined above, the impairment test has been prepared on the basis that the Company will continue to operate its vessels as a fleet in the current set-up. The fair value based on broker values for vessels in the Main Fleet including the order book and chartered-in vessels was USD 1,577m (2019: USD 1.758m), which is USD 245m below the carrying amount (2019: which was USD 42m below the carrying amount). The fair value based on broker values for the Handy vessels was 22m (2019: USD 27m), which is USD 10m below the carrying amount (2019: which was USD 6m below the carrying amount).